Exhibit 99.1
NETEZZA ANNOUNCES FOURTH QUARTER AND FULL FISCAL YEAR 2010
FINANCIAL RESULTS
Marlborough, MA — March 3, 2010 — Netezza Corporation (NYSE: NZ), the global leader in data warehouse and analytic appliances, today reported its financial results for the fourth quarter and full fiscal year ended January 31, 2010.
“I am very pleased with our ability to achieve revenue growth over this past year and in our fourth quarter particularly given the challenging economic environment that encompassed most of the year,” said Jim Baum, Netezza’s Chief Executive Officer. “Our continuing innovation with the release of our TwinFin™ platform mid-year and, more recently the announcement of our TwinFin i-Class™ appliance, position us well competitively to benefit from the continuing growth of the data warehousing and analytics market.”
Total revenue for the fourth quarter of fiscal 2010 increased six percent to $53.6 million compared with $50.6 million for the same period one year ago. Total revenue for the full fiscal year 2010 increased two percent to $190.6 million compared with $187.8 million for fiscal year 2009.
GAAP net income for the fourth quarter of fiscal 2010 was $2.8 million, or $0.04 per diluted share, compared to GAAP net income of $22.8 million, or $0.37 per diluted share, for the fourth quarter of fiscal 2009 (which included a significant tax benefit of $20.0 million, or $0.32 per diluted share, related to the release of a valuation allowance on deferred tax assets). GAAP net income for the full fiscal year 2010 was $4.2 million, or $0.07 per diluted share, compared to GAAP net income of $31.5 million, or $0.50 per diluted share, for fiscal year 2009.
Non-GAAP net income for the fourth quarter of fiscal 2010 was $5.0 million, or $0.08 per diluted share, compared to non-GAAP net income of $5.3 million, or $0.09 per diluted share, for the fourth quarter of fiscal 2009. Non-GAAP net income for the full fiscal year 2010 was $11.8 million, or $0.19 per diluted share, compared to non-GAAP net income of $20.0 million, or $0.32 per diluted share, for fiscal year 2009.
Non-GAAP net income and non-GAAP net income per diluted share exclude non-cash stock-based compensation, amortization of acquired intangible assets, the net mark-to-market impact related to an unrealized gain on a put option received for Auction Rate Securities (ARS) offset by the unrealized loss on the underlying ARS, an income tax benefit resulting from the release of a valuation allowance on deferred tax assets, gain on bargain purchase and the related income tax effect of excluding these expenses. A reconciliation of GAAP to non-GAAP results has been provided in the financial statements included in this press release. An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”

Financial Commentary
“We are very pleased with our fourth quarter and full year results,” said Patrick Scannell, Senior Vice President and Chief Financial Officer of Netezza. “We showed reasonable revenue growth and gross margin improvement year-over-year and continued to invest in our products and distribution. Our visibility has improved in recent quarters and we are therefore resuming our practice of providing annual financial guidance. We currently expect we will achieve 20% revenue growth in our fiscal year 2011 over fiscal year 2010. In fiscal year 2011, we will continue to invest in our business and we expect operating margin improvement to accelerate in the second half of the year.”
Conference Call Information
Date: March 3, 2010
Time: 8:30 a.m. Eastern Time (5:30 a.m. Pacific Time)
Toll-free North America: +1-866-730-5764
International dial-in number: +1-857-350-1588
Passcode: 14472900
A telephonic replay of the conference call will also be available two hours after the call and will be available for two weeks. The replay can be accessed by dialing +1-888-286-8010 for participants in the United States and by dialing +1-617-801-6888 for participants outside the United States. The passcode for the replay is 18257982.
The webcast will be accessible from the “Investor Relations” section of Netezza’s Web site (http://www.netezza.com). The webcast will be archived on Netezza’s Web site for a period of one year.
About Netezza Corporation (NYSE: NZ)
Netezza Corporation is the global leader in data warehouse and analytic appliances that dramatically simplify high-performance analytics across an extended enterprise. Netezza’s technology enables organizations to process enormous amounts of captured data at exceptional speed, providing a significant competitive and operational advantage in today’s data-intensive industries, including digital media, energy, financial services, government, health and life sciences, retail and telecommunications. Netezza is headquartered in Marlborough, Massachusetts and has offices in Northern Virginia, the United Kingdom, Germany, France, Japan, Korea, Australia and Singapore. For more information about Netezza, please visit www.netezza.com.
Forward Looking Statements
The statements set forth above include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to Netezza’s future financial performance and Netezza’s business prospects. These statements involve risk and uncertainties, including: market demand for our products; our limited operating history and history of losses; quarterly fluctuation of our business; our ability to attract and retain key personnel; our ability to develop and introduce new products and manage product transitions; competition in the data warehouse market; our dependence on certain key customers; our ability to protect our patents and intellectual property; our ability to defend against third party infringement claims, other litigation and contingent liabilities; and risks relating to operating internationally. For a further list and description of risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements in this release, we refer you to the “Risk Factors” sections of Netezza’s Annual Report on Form 10-K for the year ended January 31, 2009 and Netezza’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2009, each of which is on file with the SEC and available in the investor relations section of Netezza’s Web site at http://www.netezza.com and on the SEC Web site at http://www.sec.gov. In addition, any forward-looking statements included in this press release represent our views as of March 3, 2010. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to March 3, 2010.
Use of Non-GAAP Financial Measures
To supplement Netezza’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Netezza is presenting certain non-GAAP measures of financial performance. Netezza believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Netezza’s performance by excluding certain non-cash items that may not be indicative of Netezza’s core business or future outlook. The presentation of these non-GAAP measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Netezza’s results of operations as determined in accordance with GAAP.
The non-GAAP financial measures presented by Netezza exclude non-cash stock-based compensation, amortization of acquired intangible assets, the net mark-to-market impact related to an unrealized gain on a put option received for ARS offset by the unrealized loss on the underlying ARS, an income tax benefit resulting from the release of a valuation allowance on deferred tax assets, gain on bargain purchase and the related income tax effect of excluding these expenses. Because of the varying valuation methodologies and assumptions that companies use under FAS123(R), Netezza’s management believes that excluding non-cash stock-based compensation allows investors to analyze Netezza’s recurring business over multiple periods and provide more meaningful comparisons with other companies. Because the amount of amortization of acquired intangible assets varies in amount and frequency and is significantly affected by the timing and size of our acquisitions, Netezza’s management believes that excluding amortization of acquired intangible assets allows investors to analyze Netezza’s recurring business over multiple periods. During the fourth fiscal quarter of 2009, a net mark-to-market charge related to an unrealized gain on a put option received in the quarter for ARS offset by the unrealized loss on the underlying ARS was recorded to other income (expense), net. This amount is excluded to aid in comparing current and future operating results with those of past periods. During the fourth fiscal quarter of 2009, an income tax benefit was realized upon the release of a valuation allowance on specific deferred tax assets that was no longer required. This income tax benefit is excluded from non-GAAP operating results to aid in comparing current and future operating results with those of past periods. The gain on bargain purchase, which was recorded in the three months ended July 31, 2009, resulted from the value of identifiable net assets acquired exceeding the value of the purchase price for Netezza’s acquisition of Tizor Systems, Inc. Since Netezza had no gain on bargain purchase in any prior periods and due to the one-time nature of this charge, Netezza is presenting its operating results without this gain to allow for a more meaningful comparison of current periods to prior year periods. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the financial statements included in this press release.
# # #
Netezza®, TwinFin i-Class™, TwinFin™ and the Netezza logo are either registered trademarks or trademarks of Netezza
Corporation. Other names may be trademarks of their respective owners.
Contact
Netezza Corporation
      Investor Contact:
          Patrick J. Scannell, Jr., +1 508-382-8200
          Senior Vice President & Chief Financial Officer
          ir@netezza.com
      or
      Media Contact:
          Glen Zimmerman +1 508-382-8267
          Director, Public Relations
          gzimmerman@netezza.com

Netezza Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2010	2009
Assets

Current assets
Cash and cash equivalents	$40,638	$111,635
Short-term marketable securities	64,020	—
Accounts receivable	53,450	34,457
Inventory	28,708	18,409
Deferred tax assets, net	14,490	12,723
Restricted cash	60	379
Prepaid expenses and other current assets	4,675	3,160

Total current assets	206,041	180,763

Property and equipment, net	8,469	9,586
Deferred tax assets, net	12,048	9,415
Goodwill	2,000	2,000
Intangible assets, net	4,056	2,935
Long-term marketable securities	49,769	49,222
Restricted cash	639	739
Other long-term assets	575	4,199

Total assets	$283,597	$258,859

Liabilities and stockholders’ equity

Current liabilities
Accounts payable	$12,604	$8,424
Accrued expenses	5,906	6,301
Accrued compensation and benefits	6,776	6,352
Current portion of deferred revenue	49,665	46,356

Total current liabilities	74,951	67,433

Long-term deferred revenue	8,727	11,979
Other long-term liabilities	2,326	2,825

Total liabilities	86,004	82,237

Stockholders’ equity	197,593	176,622

Total liabilities and stockholders’ equity	$283,597	$258,859

Netezza Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three months ended		Twelve months ended
	January 31,		January 31,
	2010	2009	2010	2009
Revenue
Product	$38,327	$38,062	$134,340	$143,463
Services	15,272	12,517	56,295	44,306

Total revenue	53,599	50,579	190,635	187,769

Cost of revenue
Product	14,087	14,968	49,856	57,350
Services	4,225	3,670	14,692	12,211

Total cost of revenue	18,312	18,638	64,548	69,561

Gross margin	35,287	31,941	126,087	118,208

Operating expenses
Sales and marketing	18,757	14,924	65,939	58,429
Research and development	10,125	8,889	41,110	32,557
General and administrative	3,566	3,866	15,388	14,633

Total operating expenses	32,448	27,679	122,437	105,619

Operating income	2,839	4,262	3,650	12,589

Interest income	281	421	952	4,045
Interest expense	16	24	90	40
Other income (expense), net	(4)	(240)	366	(495)

Income before income tax expense (benefit)	3,100	4,419	4,878	16,099

Income tax expense (benefit)	253	(18,363)	688	(15,420)

Net income	$2,847	$22,782	$4,190	$31,519

Net income per common share:
Basic	$0.05	$0.38	$0.07	$0.53
Diluted	$0.04	$0.37	$0.07	$0.50

Shares used in per common share calculations:
Basic	60,925	59,709	60,447	58,967
Diluted	63,807	62,334	63,062	62,791

Netezza Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share amounts)
(unaudited)

	Three months ended		Twelve months ended
	January 31,		January 31,
	2010	2009	2010	2009
Non-GAAP financial measures and reconciliation:
GAAP cost of product revenue	$14,087	$14,968	$49,856	$57,350
Non-cash stock-based compensation (1)	15	46	49	176
Amortization of acquired intangible assets (2)	97	—	360	4

Non-GAAP cost of product revenue	$13,975	$14,922	$49,447	$57,170

GAAP cost of service revenue	$4,225	$3,670	$14,692	$12,211
Non-cash stock-based compensation (1)	99	62	393	227
Amortization of acquired intangible assets (2)	88	82	346	275

Non-GAAP cost of service revenue	$4,038	$3,526	$13,953	$11,709

GAAP gross margin	$35,287	$31,941	$126,087	$118,208
Non-cash stock-based compensation (1)	114	108	442	403
Amortization of acquired intangible assets (2)	185	82	706	279

Non-GAAP gross margin	$35,586	$32,131	$127,235	$118,890

GAAP sales and marketing expenses	$18,757	$14,924	$65,939	$58,429
Non-cash stock-based compensation (1)	861	695	3,268	2,535
Amortization of acquired intangible assets (2)	73	55	285	119

Non-GAAP sales and marketing expenses	$17,823	$14,174	$62,386	$55,775

GAAP research and development expenses	$10,125	$8,889	$41,110	$32,557
Non-cash stock-based compensation (1)	759	538	2,793	2,067
Amortization of acquired intangible assets (2)	10	—	40	48

Non-GAAP research and development expenses	$9,356	$8,351	$38,277	$30,442

GAAP general and administrative expenses	$3,566	$3,866	$15,388	$14,633
Non-cash stock-based compensation (1)	879	771	3,311	2,768
Amortization of acquired intangible assets (2)	1	(1)	7	19

Non-GAAP general and administrative expenses	$2,686	$3,096	$12,070	$11,846

GAAP operating expenses	$32,448	$27,679	$122,437	$105,619
Non-cash stock-based compensation (1)	2,499	2,004	9,372	7,370
Amortization of acquired intangible assets (2)	84	54	332	186

Non-GAAP operating expenses	$29,865	$25,621	$112,733	$98,063

GAAP operating income	$2,839	$4,262	$3,650	$12,589
Non-cash stock-based compensation (1)	2,613	2,112	9,814	7,773
Amortization of acquired intangible assets (2)	269	136	1,038	465

Non-GAAP operating income	$5,721	$6,510	$14,502	$20,827

GAAP other income (expense), net	$(4)	$(240)	$366	$(495)
Impairment loss on investment (3)	—	228	—	228
Gain on bargain purchase (6)	—	—	(365)	—

Non-GAAP other income (expense), net	$(4)	$(12)	$1	$(267)

GAAP income tax expense (benefit)	$253	$(18,363)	$688	$(15,420)
Tax benefit adjustments (4)	—	19,950	—	19,950
Income tax effect (5)	741	—	2,872	—

Non-GAAP income tax expense (benefit)	$994	$1,587	$3,560	$4,530

GAAP net income	$2,847	$22,782	$4,190	$31,519
Non-cash stock-based compensation (1)	2,613	2,112	9,814	7,773
Amortization of acquired intangible assets (2)	269	136	1,038	465
Impairment loss on investment (3)	—	228	—	228
Tax benefit adjustments (4)	—	(19,950)	—	(19,950)
Income tax effect (5)	(741)	—	(2,872)	—
Gain on bargain purchase (6)	—	—	(365)	—

Non-GAAP net income	$4,988	$5,308	$11,805	$20,035

GAAP net income per common share — basic	$0.05	$0.38	$0.07	$0.53
Non-cash stock-based compensation (1)	0.04	0.04	0.17	0.13
Amortization of acquired intangible assets (2)	0.00	0.00	0.02	0.01
Impairment loss on investment (3)	—	0.00	—	0.00
Tax benefit adjustments (4)	—	(0.33)	—	(0.33)
Income tax effect (5)	(0.01)	—	(0.05)	—
Gain on bargain purchase (6)	—	—	(0.01)	—

Non-GAAP net income per common share — basic	$0.08	$0.09	$0.20	$0.34

GAAP net income per common share — diluted	$0.04	$0.37	$0.07	$0.50
Non-cash stock-based compensation (1)	0.04	0.04	0.16	0.13
Amortization of acquired intangible assets (2)	0.01	0.00	0.02	0.01
Impairment loss on investment (3)	—	0.00	—	0.00
Tax benefit adjustments (4)	—	(0.32)	—	(0.32)
Income tax effect (5)	(0.01)	—	(0.05)	—
Gain on bargain purchase (6)	—	—	(0.01)	—

Non-GAAP net income per common share — diluted	$0.08	$0.09	$0.19	$0.32

Shares used in per common share calculations:
Basic	60,925	59,709	60,447	58,967
Diluted	63,807	62,334	63,062	62,791

Footnotes – Adjustments

(1)	Represents non-cash stock-based compensation expense as follows:

	Three months ended		Twelve months ended
	January 31,		January 31,
	2010	2009	2010	2009
Cost of product revenue	$15	$46	$49	$176
Cost of services revenue	99	62	393	227
Sales and marketing	861	695	3,268	2,535
Research and development	759	538	2,793	2,067
General and administrative	879	771	3,311	2,768

Total non-cash stock-based compensation expense	$2,613	$2,112	$9,814	$7,773

(2)	Represents amortization of acquired intangible assets:

	Three months ended		Twelve months ended
	January 31,		January 31,
	2010	2009	2010	2009
Cost of product revenue	$97	$—	$360	$4
Cost of services revenue	88	82	346	275
Sales and marketing	73	55	285	119
Research and development	10	—	40	48
General and administrative	1	(1)	7	19

Total amortization expense	$269	$136	$1,038	$465

(3)	Represents net mark-to-market impact related to an unrealized gain on a put option received for ARS offset by the unrealized loss on the underlying ARS.

	Three months ended		Twelve months ended
	January 31,		January 31,
	2010	2009	2010	2009
Impairment loss on investment	$—	$228	$—	$228

(4)	Represents income tax benefit resulting from the release of the tax valuation allowance on deferred tax assets that is no longer deemed necessary.

	Three months ended		Twelve months ended
	January 31,		January 31,
	2010	2009	2010	2009
Utilization of deferred tax credit	$—	$(836)	$—	$(836)
Benefit from reclass of valuation allowance	—	20,786	—	20,786

Total tax benefit adjustments	$—	$19,950	$—	$19,950

(5)	Income tax effect of excluding stock-based compensation, amortization of acquired intangible assets and gain on bargain purchase. There was no adjustment for the comparable period in FY2009.

(6)	Represents gain on bargain purchase resulting from the value of identifiable net assets acquired exceeding the value of the purchase price for Netezza’s acquisition of Tizor Systems, Inc.